UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2011

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

477 Madison Avenue New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (212) 785-2500

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT:

The Audit Committee of the Board of Directors of Eagle Bulk Shipping Inc. (the "Company") annually considers and recommends to the Board of Directors the selection of independent public accountants. On February 24th, 2011, after an evaluation process of several independent audit firms and as recommended by the Company's Audit Committee, the Board of Directors appointed PricewaterhouseCoopers LLP ("PWC") as the Company's independent auditors for the 2011 fiscal year, replacing Ernst & Young LLP ("Ernst & Young").  The Company dismissed Ernst & Young as its independent auditor effective with the completion of the audit for the fiscal year ended December 31, 2010.

The reports of Ernst & Young on the Company’s consolidated financial statements for the years ended December 31, 2008 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

For the years ended December 31, 2008, 2009 and 2010 and through the date of this Form 8-K, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Ernst & Young's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. For the years ended December 31, 2008, 2009 and 2010 and through the date of this Form 8-K, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested Ernst & Young to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 2, 2011 is filed as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2008, 2009 and 2010 and through February 24, 2011 (the date PWC was appointed), the Company did not consult PWC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: March 2, 2011	By:	/s/ Alan S. Ginsberg
	Name:	Alan S. Ginsberg
	Title:	Chief Financial Officer

SK 25083 0001 1176059

Exhibit 16.1

March 2, 2011

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re: Eagle Bulk Shipping Inc.

Ladies and Gentlemen:

We have read Item 4.01 of Form 8-K dated March 2, 2011, of Eagle Bulk Shipping Inc. and are in agreement with the statements contained in the last sentence of the first paragraph and the second and third paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

/s/ Ernst & Young LLP